                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 9, 2006

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-21831                                        22-3375134
--------------------------------------------------------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

    2 Andrews Drive, West Paterson, NJ                         07424
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                    (Zip Code)

                                 (973) 256-8181
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On February 9, 2006, Barry Mindes resigned as Director and as Chairman of the Board of Directors of Interactive Systems Worldwide Inc. (the "Company"), effective immediately, and withdrew as a nominee for Director at the upcoming Annual Meeting of Stockholders to be held on March 30, 2006. In his letter to the Board of Directors and the Company, Mr. Mindes, who is 74 years old, cited "family health matters and personal issues" as reasons for his decision. Mr. Mindes, who is the Company's founder, had also been the Company's Chief Executive Officer until December 31, 2005.

         On February 6, 2006 the Company announced that Fredric Kupersmith, a director of the Company since 1996 who was also a nominee for director at the upcoming Annual Meeting, had recently passed away.

         The Nominating Committee of the Company's Board of Directors has begun a search to find two qualified individuals to serve as Directors of the Company, at least one of whom will be an independent Director.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERACTIVE SYSTEMS WORLDWIDE INC
                                           (Registrant)

Date: February 13, 2006                    By:   /s/ Bernard Albanese
                                              ------------------------------
                                                 Bernard Albanese
                                                 Chief Executive Officer